UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 1, 2024

MID-AMERICA
APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	001-12762	62-1543819
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MID-AMERICA
APARTMENTS, L.P.
(Exact name of registrant as specified in its charter)

TENNESSEE	333-190028-01	62-1543816
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)
(901)
682-6600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA*I	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Amendment to Equity Distribution Agreement
On August 1, 2024,
Mid-America
Apartment Communities, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to its existing Equity Distribution Agreement (as amended, the “Distribution Agreement”) with
Mid-America
Apartments, L.P. (the “Operating Partnership”), Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Truist Securities, Inc., Mizuho Securities USA LLC, TD Securities (USA) LLC and BTIG, LLC (collectively, the “Managers”) and Wells Fargo Bank, National Association, Citibank, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association, Keybanc Capital Markets Inc., Truist Bank, Mizuho Markets Americas LLC, The Toronto-Dominion Bank and Nomura Global Financial Products, Inc. (collectively, the “Forward Purchasers”), pursuant to which the Company may sell, from time to time, up to 4,000,000 million shares of the Company’s common stock, par value $0.01 per share (the “Shares”).
The Amendment was entered into in order to (i) reflect the filing by the Company and the Operating Partnership of a new shelf registration statement on Form
S-3ASR
(Registration
No. 333-279076
and Registration
No. 333-258271-01,
respectively), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on May 2, 2024 (the “2024 Registration Statement”) with the Securities and Exchange Commission; (ii) include Mizuho Securities USA LLC, TD Securities (USA) LLC, and BTIG, LLC as additional Managers; (iii) include Mizuho Markets Americas LLC, The Toronto-Dominion Bank and BTIG, LLC as additional Forward Purchasers; and (iv) modify certain defined terms in the Distribution Agreement, as well as certain other administrative matters.
The Shares will be offered pursuant to the 2024 Registration Statement and a prospectus supplement relating to the Shares that was filed with the SEC on August 1, 2024. This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state
The foregoing description of the Amendment is a summary and is qualified in its entirety by the full text of the Amendment, which is being filed as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit No.	Description of Exhibit

1.1	Amendment No. 1 to the Equity Distribution Agreement, dated August 1, 2024, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., the Managers and the Forward Purchasers.

5.1	Opinion of Bass, Berry & Sims PLC

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted in Inline eXtensible Business Reporting Language)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: August 1, 2024	/s/ A. Clay Holder
A. Clay Holder
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.
By: Mid-America Apartment Communities, Inc., its general partner

Date: August 1, 2024	/s/ A. Clay Holder
A. Clay Holder
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)